UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-23135

Oppenheimer Macquarie Global Infrastructure Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: October 31

Date of reporting period: 4/30/2018

Item 1. Reports to Stockholders.

Semiannual Report 4/30/2018

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer
Macquarie Global Infrastructure Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 4/30/18

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	S&P Global Infrastructure Index	MSCI World Index
6-Month	-2.50%	-8.11%	-2.31%	3.40%
1-Year	4.26	-1.74	5.97	13.22
Since Inception (5/26/16)	7.18	3.94	9.14	14.26

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

2 OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

Fund Performance Discussion

From October 31, 2017 to April 30, 2018, the Fund’s Class A shares (without sales charge) returned -2.50%. During a period marked by U.S. tax reform, a return of market volatility, continued central bank activity, and changes in global trade relations, the Fund underperformed the S&P Global Infrastructure Index (the “Index”), which returned -2.31%.

MARKET OVERVIEW

President Trump’s tax bill passed very late in December 2017, finalizing a process that had moved in fits and starts for much of the year. The final bill was mostly in line with earlier expectations, with key changes being a much lower corporate tax rate, small cuts to individual tax rates, and some changes to deductibility of mortgage payments and state taxes. These tax cuts along with high optimism of synchronized global growth helped move market sentiment up significantly to start 2018. Equity markets were up strongly in January as earnings reports were positive and expectations for future growth continued to be priced in.

After reaching record highs, markets saw a sell-off in February as market volatility returned and sentiment for risk assets turned negative during the month. The U.S. equity market declined on concerns over stretched valuations, an increase in inflation expectations, and less accommodation from global central banks.

The European Central Bank (ECB) announced in October 2017 that it would begin tapering its asset purchase program beginning in 2018, with €30bn of purchases per month planned until at least September. The overall message from the ECB was dovish though, with rate hikes pushed further into the future and 2019 at the earliest. The U.S. Federal Reserve (Fed) hiked short-term rates again several times during the period, as widely expected. The move brings the total hikes this cycle to 6 (since December 2015) with a clear acceleration in the pace in 2017, including the beginning of tapering mortgage-backed securities (MBS) and Treasury holdings. However, the overall backdrop of central bank support remains relatively accommodative at period end – with key global central banks including the ECB, the Bank of Japan and the Fed all still supportive, and this remains a key plank in current market pricing.

Seemingly emboldened by success around tax reform, the U.S. President brought back into focus many of his more controversial policy agenda items near the end of the semi-annual period. After the U.S. called into question Chinese trade practices and began several minor tariffs, there was a tit-for-tat application of tariffs between the U.S. and China. The goods affected were relatively limited though hit some key U.S. exports, in particular, aircraft and soybeans. Fears of a

3 OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

full-blown trade war and its consequences for the global economy weighed on investors. Continued calls by President Trump to reform NAFTA throughout the period also strained relations between long-term trade partners in North America. The state of global trade relations entered a period of uncertainty but the overall backdrop remained positive albeit with a slower growth pace than expected at the beginning of the period.

FUND REVIEW

The Fund invests in companies that own and/or operate infrastructure assets that provide essential services, have strong strategic positions, and are able to generate sustainable and growing cash flow streams for shareholders.

The portfolio’s overweight to the Energy Sector, specifically the Oil & Gas Storage & Transportation sector, was the largest contributor versus the Index. The main driver of performance in the sector was the portfolio’s overweight to Cheniere Energy. Cheniere was the portfolio’s largest average single name overweight during the period. The company benefitted from continued global liquefied natural gas (LNG) demand growth supporting the need for additional investments in LNG export facilities. We view Cheniere as being well positioned to participate in new demand-driven projects. As Cheniere continued to build LNG facilities ahead of schedule, investors rewarded the company’s potential long-term cash flow generation, moving shares higher. Cheniere also benefitted from news it entered into a new 15 year take-or-pay agreement with a customer to supply 1 million tonnes per annum of LNG beginning in 2019. Management expects this agreement will help to support continued expansion plans.

The Utilities sector was a large contributor versus the Index, led by a general underweight to the Electric Utilities sector and positive stock selection in the Independent Power and Renewable Electricity Producers sector. In particular, positions in Huadian Fuxin Energy and China Longyuan Power Group benefitted the portfolio. Huadian Fuxin was up after reporting fiscal year 2017 earnings, where its main operating unit, wind farms, showed significant improvement, with segment earnings up 28% year over year due to a 10% increase in utilization. In addition, nuclear earnings also increased by 18% due to part contribution from two newly commissioned nuclear units. China Longyuan was also up after reporting fiscal year 2017 results, driven by a 20% increase in operating earnings from wind farms, helped by a 7% increase in utilization and 6% increase in capacity.

A notable detractor was the portfolio’s positioning in the Transportation sector. Within the Transportation sector, the Highway & Railtrack sector and the Airports sector were the most negative detractors of performance compared to the Index.

The portfolio’s underweight to the Highway & Railtrack sector hurt performance as well as

4 OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

stock selection in OHL Mexico. The Mexican toll-road operator was down after a tender offer by IFM Investors (who already own ~86% of the company) of 27.00 Mexican peso (MXN) per share for the rest of the share capital. The shares had been trading between MXN 30-34 per share ahead of the tender.

The Airports sector was up during the period causing the Fund’s general underweight to hurt performance. Particular names that ended the period positively and the portfolio was underweight included AENA and Aeroports de Paris. We believe short-term momentum in the sector is strong and driving the share prices, but long term valuation is stretched.

STRATEGY & OUTLOOK

Fundamentals within the infrastructure sector remain solid, despite some challenges to the broader equity market. Growth momentum overall also remains positive, but has dampened slightly with slower growth indicators, particularly from Europe. We remain mindful that a significant repricing in equity markets, sharp withdrawal of stimulus, or a change in fundamental growth outlooks driven by a potential trade war could change the entire base on which asset prices are currently supported. There remains clearly less room for error in case of a slowdown or policy mis-step. With this macroeconomic backdrop we continue to target well positioned infrastructure assets as we believe quality and defensive assets that are underpinned by long-term, stable cash flows will continue to be attractive to investors around the world.

Brad Frishberg, CFA Portfolio Manager

Anthony Felton, CFA Portfolio Manager

Jonathon Ong, CFA Portfolio Manager

The Fund’s Portfolio Managers are employed by its Sub-Sub-Adviser, Macquarie Capital Investment Management LLC. The opinions of the Portfolio Managers do not necessarily reflect the opinions of OppenheimerFunds.

5 OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

Cheniere Energy, Inc.	6.0%
Enbridge, Inc.	5.4
Sempra Energy	4.9
Transurban Group	4.7
National Grid plc	4.2
NextEra Energy, Inc.	4.1
Severn Trent plc	3.9
TransCanada Corp.	3.9
Kinder Morgan, Inc.	3.4
Enav SpA	3.1

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2018, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

TOP TEN GEOGRAPHICAL HOLDINGS

United States	40.8%
Italy	10.7
Canada	10.5
United Kingdom	9.7
Australia	9.2
Spain	5.6
Mexico	3.6
Brazil	2.4
Switzerland	2.2
China	2.0

Portfolio holdings and allocation are subject to change. Percentages are as of April 30, 2018, and are based on total market value of investments.

TOP TEN COMMON STOCK INDUSTRIES

Oil, Gas & Consumable Fuel	28.0%
Electric Utilities	19.1
Transportation Infrastructure	19.0
Multi-Utilities	10.1
Gas Utilities	6.8
Electrical Equipment	3.9
Water Utilities	3.9
Independent Power and Renewable Electricity Producers	2.0
Real Estate Investment Trusts (REITs)	1.8
Construction & Engineering	1.6

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2018, and are based on net assets.

6 OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 4/30/18

	Inception Date	6-Month	1-Year	Since Inception
Class A (OQGAX)	5/26/16	-2.50%	4.26%	7.18%
Class C (OQGCX)	5/26/16	-2.91	3.48	6.34
Class I (OQGIX)	5/26/16	-2.40	4.63	7.52
Class R (OQGRX)	5/26/16	-2.67	3.95	6.86
Class Y (OQGYX)	5/26/16	-2.43	4.58	7.43
AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 4/30/18
	Inception Date	6-Month	1-Year	Since Inception
Class A (OQGAX)	5/26/16	-8.11%	-1.74%	3.94%
Class C (OQGCX)	5/26/16	-3.86	2.48	6.34
Class I (OQGIX)	5/26/16	-2.40	4.63	7.52
Class R (OQGRX)	5/26/16	-2.67	3.95	6.86
Class Y (OQGYX)	5/26/16	-2.43	4.58	7.43

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; and for Class C shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I, Class R and Class Y shares. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to the performance of the S&P Global Infrastructure Index and the MSCI World Index. The S&P Global Infrastructure Index is designed to track 75 companies from around the world chosen to represent the listed infrastructure industry while maintaining liquidity and tradability. To create diversified exposure, the index includes three distinct infrastructure clusters: energy, transportation, and utilities. The MSCI World Index is an index of issuers listed on the stock exchanges of foreign countries and the United States. It is widely recognized as a measure of global stock market performance. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

7 OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio managers and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on April 30, 2018, and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8 OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended April 30, 2018.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended April 30, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9 OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

Actual	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018	Expenses Paid During 6 Months Ended April 30, 2018
Class A	$ 1,000.00	$ 975.00	$ 6.63
Class C	1,000.00	970.90	10.56
Class I	1,000.00	976.00	4.91
Class R	1,000.00	973.30	8.11
Class Y	1,000.00	975.70	5.40

Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.10	6.78
Class C	1,000.00	1,014.13	10.79
Class I	1,000.00	1,019.84	5.02
Class R	1,000.00	1,016.61	8.28
Class Y	1,000.00	1,019.34	5.52

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended April 30, 2018 are as follows:

Class	Expense Ratios
Class A	1.35%
Class C	2.15
Class I	1.00
Class R	1.65
Class Y	1.10

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10 OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

STATEMENT OF INVESTMENTS April 30, 2018 Unaudited

	Shares	Value
Common Stocks—96.8%
Energy—28.0%
Oil, Gas & Consumable Fuels—28.0%
Cheniere Energy, Inc.[1]	25,700	$1,494,712
Enbridge Energy Partners LP2	35,200	372,416
Enbridge, Inc.	44,059	1,334,518
Enterprise Products Partners LP2	19,100	512,644
Kinder Morgan, Inc.	53,200	841,624
Koninklijke Vopak NV	8,100	397,813
Magellan Midstream Partners LP2	6,100	401,563
Pembina Pipeline Corp.	9,592	305,477
TransCanada Corp.	22,611	958,716
Williams Cos., Inc. (The)	13,300	342,209
		6,961,692

Financials—1.8%
Real Estate Investment Trusts (REITs)—1.8%
Crown Castle International Corp.	4,500	453,915

Industrials—25.1%
Construction & Engineering—1.6%
Ferrovial SA	18,199	387,904

Electrical Equipment—3.9%
Severn Trent plc	36,799	980,999

Road & Rail—0.6%
East Japan Railway Co.	1,700	163,029

Transportation Infrastructure—19.0%
Aena SME SA3	1,372	282,786
Atlantia SpA	22,925	758,066
Enav SpA[3]	141,582	771,050
Flughafen Zurich AG	2,599	542,315
OHL Mexico SAB de CV	296,600	443,582
Sydney Airport	141,146	754,776
Transurban Group	134,554	1,172,195
		4,724,770

Utilities—41.9%
Electric Utilities—19.1%
American Electric Power Co., Inc.	10,200	713,796

	Shares	Value
Electric Utilities (Continued)
CLP Holdings Ltd.	24,500	$253,649
Edison International	6,200	406,224
Enel SpA	84,212	533,395
Iberdrola SA	93,404	720,050
NextEra Energy, Inc.	6,200	1,016,242
PG&E Corp.	16,100	742,210
Terna Rete Elettrica Nazionale SpA	62,982	377,410
		4,762,976

Gas Utilities—6.8%
APA Group	58,292	365,437
Infraestructura Energetica Nova SAB de CV	105,200	463,111
Snam SpA	44,351	212,674
Southwest Gas Holdings, Inc.	8,793	641,801
		1,683,023

Independent Power and Renewable Electricity Producers—2.0%
China Longyuan Power Group Corp. Ltd., Cl. H	227,000	223,029
Huadian Fuxin Energy Corp. Ltd., Cl. H	940,000	267,717
		490,746

Multi-Utilities—10.1%
Dominion Energy, Inc.	3,300	219,648
National Grid plc	91,227	1,056,608
Sempra Energy	11,000	1,229,800
		2,506,056

Water Utilities—3.9%
Compania de Saneamento do Parana	36,120	608,324
Pennon Group plc	39,128	372,258
		980,582
Total Common Stocks (Cost $23,523,972)		24,095,692

11 OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Investment Company—3.1%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.67%[4,5] (Cost $765,737)	765,737	$765,737

	Shares	Value
Total Investments, at Value (Cost $24,289,709)	99.9%	$24,861,429
Net Other Assets (Liabilities)	0.1	26,036
Net Assets	100.0%	$24,887,465

Footnotes to Statement of Investments

1. Non-income producing security.

2. Security is a Master Limited Partnership.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $1,053,836 or 4.23% of the Fund’s net assets at period end.

4. Rate shown is the 7-day yield at period end.

5. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares October 31, 2017	Gross Additions	Gross Reductions	Shares April 30, 2018
Oppenheimer Institutional Government Money Market Fund, Cl. E	984,126	5,134,084	5,352,473	765,737

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Oppenheimer Institutional Government Money Market Fund, Cl. E	$765,737	$5,046	$—	$—

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$10,154,541	40.8%
Italy	2,652,594	10.7
Canada	2,598,710	10.5
United Kingdom	2,409,865	9.7
Australia	2,292,408	9.2
Spain	1,390,741	5.6
Mexico	906,693	3.6
Brazil	608,324	2.4
Switzerland	542,315	2.2
China	490,746	2.0
Netherlands	397,813	1.6
Hong Kong	253,650	1.0

12 OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

Geographic Holdings (Continued)	Value	Percent
Japan	$163,029	0.7%
Total	$24,861,429	100.0%

See accompanying Notes to Financial Statements.

13 OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

STATEMENT OF ASSETS AND LIABILITIES April 30, 2018 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $23,523,972)	$24,095,692
Affiliated companies (cost $765,737)	765,737

24,861,429

Receivables and other assets:
Dividends	57,241
Shares of beneficial interest sold	30,958
Other	28,128

Total assets	24,977,756

Liabilities
Bank overdraft	9,787

Payables and other liabilities:
Shares of beneficial interest redeemed	55,370
Distribution and service plan fees	4,764
Trustees’ compensation	106
Shareholder communications	27
Other	20,237

Total liabilities	90,291

Net Assets	$24,887,465

Composition of Net Assets
Par value of shares of beneficial interest	$2,309

Additional paid-in capital	24,134,077

Accumulated net investment loss	(33,430)

Accumulated net realized gain on investments and foreign currency transactions	213,841

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	570,668

Net Assets	$24,887,465

14 OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $17,782,538 and 1,648,713 shares of beneficial interest outstanding)	$10.79

Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$11.45

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,331,937 and 217,181 shares of beneficial interest outstanding)	$10.74

Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $10,801 and 1,000 shares of beneficial interest outstanding)	$10.80

Class R Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $3,359,787 and 311,883 shares of beneficial interest outstanding)	$10.77

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $1,402,402 and 129,760 shares of beneficial interest outstanding)	$10.81

See accompanying Notes to Financial Statements.

15 OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

STATEMENT

OF OPERATIONS For the Six Months Ended April 30, 2018 Unaudited

Investment Income

Dividends:
Unaffiliated companies (net of foreign withholding taxes of $27,895)	$307,497
Affiliated companies	5,046

Interest	148

Total investment income	312,691

Expenses
Management fees	107,520

Distribution and service plan fees:
Class A	7,810
Class C	11,015
Class R	7,280

Transfer and shareholder servicing agent fees:
Class A	17,798
Class C	2,235
Class I	2
Class R	2,953
Class Y	1,267

Shareholder communications:
Class A	2,461
Class C	1,320
Class R	1,000
Class Y	465

Registration fees	40,244

Legal, auditing and other professional fees	18,592

Custodian fees and expenses	1,476

Borrowing fees	392

Trustees’ compensation	163

Other	574

Total expenses	224,567
Less waivers and reimbursements of expenses	(51,272)

Net expenses	173,295

Net Investment Income	139,396

Realized and Unrealized Gain (Loss)
Net realized gain on:
Investment transactions in unaffiliated companies	233,982
Foreign currency transactions	994

Net realized gain	234,976

Net change in unrealized appreciation/depreciation on:
Investment transactions in unaffiliated companies	(1,034,777)
Translation of assets and liabilities denominated in foreign currencies	(1,079)

Net change in unrealized appreciation/depreciation	(1,035,856)

Net Decrease in Net Assets Resulting from Operations	$(661,484)

See accompanying Notes to Financial Statements.

16 OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017

Operations
Net investment income	$139,396	$311,250

Net realized gain	234,976	378,956

Net change in unrealized appreciation/depreciation	(1,035,856)	1,696,297

Net increase (decrease) in net assets resulting from operations	(661,484)	2,386,503

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(141,427)	(291,807)
Class C	(11,614)	(16,771)
Class I	(102)	(260)
Class R	(19,218)	(15,784)
Class Y	(9,062)	(11,559)

	(181,423)	(336,181)

Distributions from net realized gain:
Class A	(268,884)	(67,084)
Class C	(30,842)	(2,847)
Class I	(172)	(63)
Class R	(40,464)	(810)
Class Y	(15,877)	(1,299)

	(356,239)	(72,103)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	1,037,450	5,296,877
Class C	424,607	1,559,345
Class I	—	—
Class R	1,231,980	2,103,742
Class Y	456,453	764,561

	3,150,490	9,724,525

Net Assets
Total increase	1,951,344	11,702,744

Beginning of period	22,936,121	11,233,377

End of period (including accumulated net investment income (loss) of $(33,430) and $8,597, respectively)	$24,887,465	$22,936,121

See accompanying Notes to Financial Statements.

17 OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Period Ended October 31, 2016[1]

Per Share Operating Data
Net asset value, beginning of period	$11.33	$10.03	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.07	0.21	0.08
Net realized and unrealized gain (loss)	(0.35)	1.38	0.02

Total from investment operations	(0.28)	1.59	0.10

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.09)	(0.23)	(0.07)
Distributions from net realized gain	(0.17)	(0.06)	0.00

Total dividends and/or distributions to shareholders	(0.26)	(0.29)	(0.07)

Net asset value, end of period	$10.79	$11.33	$10.03

Total Return, at Net Asset Value[3]	(2.50)%	16.11%	0.97%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$17,782	$17,629	$10,628

Average net assets (in thousands)	$17,655	$13,904	$10,540

Ratios to average net assets:[4]
Net investment income	1.28%	1.97%	1.87%
Expenses excluding specific expenses listed below	1.73%	1.82%	1.85%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%

Total expenses[6]	1.73%	1.82%	1.85%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.35%	1.35%	1.32%

Portfolio turnover rate	20%	25%	125%

1. For the period from May 26, 2016 (commencement of operations) to October 31, 2016.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2018	1.73%
Year Ended October 31, 2017	1.82%
Period Ended October 31, 2016	1.86%

See accompanying Notes to Financial Statements.

18 OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

Class C	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Period Ended October 31, 2016[1]

Per Share Operating Data
Net asset value, beginning of period	$11.30	$10.01	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.02	0.12	0.03
Net realized and unrealized gain (loss)	(0.35)	1.39	0.03

Total from investment operations	(0.33)	1.51	0.06

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.06)	(0.16)	(0.05)
Distributions from net realized gain	(0.17)	(0.06)	0.00

Total dividends and/or distributions to shareholders	(0.23)	(0.22)	(0.05)

Net asset value, end of period	$10.74	$11.30	$10.01

Total Return, at Net Asset Value[3]	(2.91)%	15.28%	0.58%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,332	$2,022	$312

Average net assets (in thousands)	$2,229	$1,194	$142

Ratios to average net assets:[4]
Net investment income	0.44%	1.15%	0.74%
Expenses excluding specific expenses listed below	2.73%	3.13%	2.80%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%

Total expenses[6]	2.73%	3.13%	2.80%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.15%	2.15%	2.11%

Portfolio turnover rate	20%	25%	125%

1. For the period from May 26, 2016 (commencement of operations) to October 31, 2016.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2018	2.73%
Year Ended October 31, 2017	3.13%
Period Ended October 31, 2016	2.81%

See accompanying Notes to Financial Statements.

19 OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

FINANCIAL HIGHLIGHTS Continued

Class I	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Period Ended October 31, 2016[1]

Per Share Operating Data
Net asset value, beginning of period	$11.34	$10.03	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.09	0.25	0.10
Net realized and unrealized gain (loss)	(0.36)	1.38	0.01

Total from investment operations	(0.27)	1.63	0.11

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.10)	(0.26)	(0.08)
Distributions from net realized gain	(0.17)	(0.06)	0.00

Total dividends and/or distributions to shareholders	(0.27)	(0.32)	(0.08)

Net asset value, end of period	$10.80	$11.34	$10.03

Total Return, at Net Asset Value[3]	(2.40)%	16.60%	1.06%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11	$11	$10

Average net assets (in thousands)	$11	$11	$10

Ratios to average net assets:[4]
Net investment income	1.63%	2.31%	2.19%
Expenses excluding specific expenses listed below	1.43%	1.49%	1.54%
Interest and fees from borrowings	0.00%	0.00%	0.00%

Total expenses[5]	1.43%	1.49%	1.54%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.00%	1.00%	0.99%

Portfolio turnover rate	20%	25%	125%

1. For the period from May 26, 2016 (commencement of operations) to October 31, 2016.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2018	1.43%
Year Ended October 31, 2017	1.49%
Period Ended October 31, 2016	1.55%

See accompanying Notes to Financial Statements.

20 OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

Class R	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Period Ended October 31, 2016[1]

Per Share Operating Data
Net asset value, beginning of period	$11.32	$10.03	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.05	0.17	0.04
Net realized and unrealized gain (loss)	(0.35)	1.38	0.05

Total from investment operations	(0.30)	1.55	0.09

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.08)	(0.20)	(0.06)
Distributions from net realized gain	(0.17)	(0.06)	0.00

Total dividends and/or distributions to shareholders	(0.25)	(0.26)	(0.06)

Net asset value, end of period	$10.77	$11.32	$10.03

Total Return, at Net Asset Value[3]	(2.67)%	15.74%	0.88%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,360	$2,267	$81

Average net assets (in thousands)	$2,957	$891	$48

Ratios to average net assets:[4]
Net investment income	0.93%	1.54%	0.95%
Expenses excluding specific expenses listed below	2.17%	2.63%	2.26%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%

Total expenses[6]	2.17%	2.63%	2.26%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.65%	1.65%	1.63%

Portfolio turnover rate	20%	25%	125%

1. For the period from May 26, 2016 (commencement of operations) to October 31, 2016.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2018	2.17%
Year Ended October 31, 2017	2.63%
Period Ended October 31, 2016	2.27%

See accompanying Notes to Financial Statements.

21 OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Period Ended October 31, 2016[1]

Per Share Operating Data
Net asset value, beginning of period	$11.35	$10.04	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.08	0.24	0.08
Net realized and unrealized gain (loss)	(0.35)	1.37	0.03

Total from investment operations	(0.27)	1.61	0.11

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.10)	(0.24)	(0.07)
Distributions from net realized gain	(0.17)	(0.06)	0.00

Total dividends and/or distributions to shareholders	(0.27)	(0.30)	(0.07)

Net asset value, end of period	$10.81	$11.35	$10.04

Total Return, at Net Asset Value[3]	(2.43)%	16.41%	1.09%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,402	$1,007	$202

Average net assets (in thousands)	$1,269	$459	$142

Ratios to average net assets:[4]
Net investment income	1.45%	2.21%	1.76%
Expenses excluding specific expenses listed below	1.68%	2.09%	1.80%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%

Total expenses[6]	1.68%	2.09%	1.80%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.10%	1.10%	1.09%

Portfolio turnover rate	20%	25%	125%

1. For the period from May 26, 2016 (commencement of operations) to October 31, 2016.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2018	1.68%
Year Ended October 31, 2017	2.09%
Period Ended October 31, 2016	1.81%

See accompanying Notes to Financial Statements.

22 OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

NOTES TO FINANCIAL STATEMENTS April 30, 2018 Unaudited

1. Organization

Oppenheimer Macquarie Global Infrastructure Fund (the “Fund”) is a non-diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. The Sub-Adviser has entered into a sub-sub-advisory agreement with Macquarie Capital Investment Management LLC (the “Sub-Sub-Adviser”).

The Fund offers Class A, Class C, Class I, Class R and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at market close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at market close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Statement of Operations.

23 OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

For securities, which are subject to foreign withholding tax upon disposition, realized and unrealized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Master Limited Partnerships (MLPs) and Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each MLP, REIT and other industry sources. These estimates may subsequently be revised based on information received from MLPs and REITs after their tax reporting periods are concluded.

24 OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

2. Significant Accounting Policies (Continued)

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended October 31, 2017, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended October 31, 2017, the Fund did not utilize any capital loss carryforwards to offset capital gains realized in that fiscal year. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

At period end, it is estimated that the capital loss carryforwards would be or zero. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due

25 OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$24,334,908

Gross unrealized appreciation	$1,911,018
Gross unrealized depreciation	(1,385,549)

Net unrealized appreciation	$525,469

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 PM. Eastern Time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security

26 OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

3. Securities Valuation (Continued)

is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

27 OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks Energy	$6,563,879	$397,813	$—	$6,961,692
Financials	453,915	—	—	453,915
Industrials	443,582	5,813,120	—	6,256,702
Utilities	5,432,832	4,990,551	—	10,423,383
Investment Company	765,737		—	765,737

Total Assets	$13,659,945	$11,201,484	$—	$24,861,429

For the reporting period, there were no transfers between levels.

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse

28 OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

4. Investments and Risks (Continued)

events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets

29 OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Shareholder Concentration. At period end, one shareholder owned 20% or more of the Fund’s total outstanding shares.

The shareholder is a related party of the Fund. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds, and directors or employees. The related party owned 43% of the Fund’s total outstanding shares at period end.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

30 OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

5. Market Risk Factors (Continued)

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended April 30, 2018		Year Ended October 31, 2017
	Shares	Amount	Shares	Amount

Class A
Sold	195,622	$2,165,812	631,787	$6,772,234
Dividends and/or distributions reinvested	13,335	147,358	6,524	71,489
Redeemed	(116,111)	(1,275,720)	(142,236)	(1,546,846)

Net increase	92,846	$1,037,450	496,075	$5,296,877

Class C
Sold	58,046	$639,881	173,986	$1,852,102
Dividends and/or distributions reinvested	3,809	42,013	1,758	18,857
Redeemed	(23,608)	(257,287)	(28,009)	(311,614)

Net increase	38,247	$424,607	147,735	$1,559,345

Class I
Sold	—	$—	—	$—
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	—	—	—	—

Net increase	—	$—	—	$—

Class R
Sold	131,037	$1,439,306	198,449	$2,173,689
Dividends and/or distributions reinvested	5,378	59,429	1,477	16,331
Redeemed	(24,741)	(266,755)	(7,810)	(86,278)

Net increase	111,674	$1,231,980	192,116	$2,103,742

Class Y
Sold	50,563	$559,039	96,839	$1,064,135
Dividends and/or distributions reinvested	2,225	24,606	1,150	12,481
Redeemed	(11,755)	(127,192)	(29,375)	(312,055)

Net increase	41,033	$456,453	68,614	$764,561

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term

31 OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

7. Purchases and Sales of Securities (Continued)

obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$7,611,358	$4,592,276

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $500 million	0.90%
Next $500 million	0.85
Next $4 billion	0.80
Over $5 billion	0.75

The Fund’s effective management fee for the reporting period was 0.90% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Sub-Sub-Adviser Fees. The Sub-Adviser retains the Sub-Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Sub-Advisory Agreement, the Sub-Adviser pays the Sub-Sub-Adviser an annual fee in monthly installments, based on the average daily net assets of the Fund. The fee paid to the Sub-Sub-Adviser under the Sub-Sub-Advisory agreement is paid by the Sub-Adviser, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

32 OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

8. Fees and Other Transactions with Affiliates (Continued)

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained

33 OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor

April 30, 2018	$4,503	$—	$84	$—

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit the “Total expenses” for all share classes so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses”, as a percentage of average annual net assets, will not exceed the following annual rates: 1.35% for Class A shares, 2.15% for Class C shares, 1.00% for Class I shares, 1.65% for Class R shares and 1.10% for Class Y shares, as calculated on the daily net assets of the Fund. The expense limitations do not include unusual and infrequent expenses, interest and fees from borrowing, and other expenses not incurred in the ordinary course of the Fund’s business.

During the reporting period, the Manager waived fees and/or reimbursed the Fund as follows:

Class A	$32,688
Class C	6,325
Class I	23
Class R	7,619
Class Y	3,627

This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

Effective for the period January 1, 2017 through December 31, 2017, the Transfer Agent voluntarily waived and/or reimbursed Fund expenses in an amount equal to 0.015% of average annual net assets for Classes A, C, R and Y.

During the reporting period, the Transfer Agent waived fees and/or reimbursed the Fund for transfer agent and shareholder servicing agent fees as follows:

Class A	$442
Class C	50
Class R	62
Class Y	26

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $410 for IGMMF management fees. This fee waiver and/or expense reimbursement may not be amended or

34 OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

8. Fees and Other Transactions with Affiliates (Continued)

withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1,875 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

35 OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

36 OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about each Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, and scroll down to the ‘Dividends’ table under ‘Analytics’. The Fund’s latest distribution information will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer Macquarie Global Infrastructure Fund	12/12/17	12.4%	66.3%	21.3%

37 OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

Trustees and Officers

Brian F. Wruble, Chairman of the Board of Trustees and Trustee

Beth Ann Brown, Trustee

Edmund P. Giambastiani, Jr., Trustee

Elizabeth Krentzman, Trustee

Mary F. Miller, Trustee

Joel W. Motley, Trustee

Joanne Pace, Trustee

Daniel Vandivort, Trustee

Arthur P. Steinmetz, Trustee, President and Principal Executive Officer

Cynthia Lo Bessette, Secretary and Chief Legal Officer

Jennifer Foxson, Vice President and Chief Business Officer

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Sub-Sub-Adviser	Macquarie Capital Investment Management LLC

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel

Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2018 OppenheimerFunds, Inc. All rights reserved.

38 OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

PRIVACY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain non-public personal information about our shareholders from the following sources:

●	Applications or other forms.
●	When you create a user ID and password for online account access.
●	When you enroll in eDocs Direct,SM our electronic document delivery service.
●	Your transactions with us, our affiliates or others.
●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

39 OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

PRIVACY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●	All transactions conducted via our websites, including redemptions, exchanges and purchases, are secured by the highest encryption standards available. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Strengthening your online credentials–your online security profile–typically your user name, password, and security questions and answers, can be one of your most important lines of defense on the Internet. For additional information on how you can help prevent identity theft, visit https://www.oppenheimerfunds.com/security.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2017. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

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47 OPPENHEIMER MACQUARIE GLOBAL INFRASTRUCTURE FUND

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2018 OppenheimerFunds Distributor, Inc. All rights reserved.

RS1985.001.0418 June 25, 2018

Item 2.  Code of Ethics.

Not applicable to semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.  Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 4/30/2018, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.  Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Macquarie Global Infrastructure Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	6/15/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	6/15/2018

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	6/15/2018